UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 13, 2014

Date of Report

(Date of earliest event reported)

Bear State Financial, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

900 South Shackleford Rd., Suite 401 Little Rock, Arkansas	72211
(Address of principal executive offices)	(Zip Code)

(501) 320-4904

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 13, 2014, Bear State Financial, Inc. (the “Company”) completed its merger with First National Security Company (“FNSC”) The Company hereby amends its Form 8-K filed on June 19, 2014 announcing the transaction (the “Original Form 8-K”) to include the financial statements required by Item 9.01(a)(1) and to furnish the pro forma financial information required by Item 9.01(b)(1) of Form 8-K. This Form 8-K/A should be read in conjunction with the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of FNSC as of December 31, 2013 and 2012 and for the years then ended are filed as Exhibit 99.1.

The unaudited condensed consolidated balance sheets of FNSC as of March 31, 2014 and December 31, 2013, the statements of income, comprehensive income and cash flows for the three months ended March 31, 2014 and 2013, and the statement of stockholders’ equity for the three months ended March 31, 2014 are attached as Exhibit 99.2.

(b) Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statement of Income of the Company as of and for the three months ended March 31, 2014 and the Unaudited Pro Form Condensed Consolidated Statement of Income for the year ended December 31, 2013 is attached as Exhibit 99.3.

(d) Exhibits

The following exhibits are attached herewith:

Exhibit
Number	Description
23.1	Consent of Kemp & Company, a Professional Association

99.1	Audited consolidated financial statements of FNSC as of and for the years ended December 31, 2013 and 2012 with report of independent auditors

99.2	Unaudited condensed consolidated financial statements of FNSC as of March 31, 2014 and December 31, 2013 and for the three months ended March 31, 2014 and 2013

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STATE FINANCIAL, INC.

Date: August 29, 2014	By:	/s/ Matt Machen
	Name:	Matt Machen
	Title:	Executive Vice President and Chief Financial Officer